Exhibit 99.18

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[LOGO]

ALLIANCEBERNSTEIN

[LOGO]

ALLIANCEBERNSTEIN

Research Innovation:
Knowing More...Using Knowledge Better

Prudential CEO Conference Call Series

May 22, 2006

Lewis A. Sanders
Chairman and Chief Executive Officer

AllianceBernstein® and the AB AllianceBernstein logo are trademarks and service marks owned by AllianceBernstein L.P.

AllianceBernstein L.P.
Unusual Breadth by Client Group and Investment Services

$618 Billion
at Mar 31, 2006

By Client Group	By Service

[CHART]	[CHART]

AllianceBernstein

AllianceBernstein Research Resources Span the Globe...

[GRAPHIC]

As of December 31, 2005

…Supporting Global Investment Platforms

Growth $160 Bil.	$618 Billion at Mar 31, 2006 [CHART]	Value $263 Bil.

[CHART]		[CHART]

Fixed Income $164 Bil.		Index/Structured $31 Bil.

[CHART]		[CHART]

Rapid Growth in Global / International Mandates and
Non-U.S. Client Base

	By Service		By Client Domicile

$618 Billion	[CHART]	+51%	[CHART]	+40%
at Mar 31, 2006

$534 Billion	[CHART]		[CHART]
at Mar 31, 2005

Assets categorized by country domicle of client accounts

Contribution to Growth of Assets Under Management

12 Months ending March 31, 2006*

Growth of AUM by Service	Contribution to Growth by Source

[CHART]	[CHART]

Past performance does not guarantee future results.

*Excludes dispositions

Investment Performance: Delivering Results for Clients

Net-of-Fee Annualized Performance Premiums

	Inception Date	Inception– Mar 2006
Bernstein Value Equities
U.S. Strategic Value	Dec 31, 73	+2.6%
U.S. Diversified Value	Jun 30, 86	+1.1
Global Value	Sep 30, 95	+3.2
Emerging Markets Value	Dec 31, 95	+3.8
European Value	Jun 30, 97	+2.8
Canadian Value	Dec 31, 97	+5.0
Global Diversified Value	Mar 31, 98	+2.7
International Value (EAFE)	Sep 30, 99	+6.2
U.K. Value	Jun 30, 00	+4.4
International Diversified Value	Sep 30, 00	+5.8
U.S. Small/Mid Cap Value	Dec 31, 00	+5.7
International Strategic Value	Mar 31, 01	+8.8
Global Strategic Value	Apr 30, 01	+9.2
Japan Strategic Value	Mar 31, 02	+9.1
Australian Value	Jun 30, 03	+4.9

AllianceBernstein Style Blend
Emerging Markets Style Blend	Dec 31, 01	+5.6%
International Style Blend	Dec 31, 01	+2.3
U.S. Style Blend	Dec 31, 01	+0.8
Global Style Blend	Jun 30, 03	+3.8

Alliance Growth Equities
U.S. Growth	Dec 31, 70	+4.2%
U.S. Small Cap Growth	Dec 31, 78	+3.3
U.S. Large Cap Growth	Dec 31, 77	+1.8
U.S. Disciplined Growth	Dec 31, 87	+3.0
International Large Cap Growth	Dec 31, 90	+8.9
Emerging Markets Growth	Sep 30, 91	+2.1
Japan Growth	Sep 30, 91	+3.7
Global Research Growth	Dec 31, 91	+6.9
European Concentrated Growth	Jun 30, 98	-2.1
U.S. Mid Cap Growth	Mar 31, 99	+5.6
Australian Growth	Jun 30, 00	-1.4

AllianceBernstein Fixed Income
Global Fixed Income	Jun 30, 86	+0.3%
U.S. High Yield	Dec 31, 86	-0.7
U.S. Investment-Grade Corporates	Dec 31, 91	+0.4
U.S. Short Duration	Mar 31, 92	+0.2
Emerging-Market Debt	Jun 30, 94	+3.1
U.S. Core Mortgage	Dec 31, 94	+0.1
U.S. Low Duration	Dec 31, 95	+0.1
Europe Core Plus	Mar 31, 99	-1.4
Japan Credit	Sep 30, 00	+0.0
Global-Plus Fixed Income	Jun 30, 01	+0.5
U.S. Strategic Core Plus	Jun 30, 01	+0.6
Canadian Core Plus Advanced	Sep 30, 02	+4.0

The information in this table is provided solely for use in connection with this presentation and is not directed towards existing or potential investment advisory clients of AllianceBernstein. Past performance is no guarantee of future results. The returns presented above are net of fees.

Source: Bloomberg, Citigroup, FTSE, JPMorgan Chase, Lehman Brothers, Merrill Lynch, MSCI, Nomura, Russell Investment Group, Scotia Capital, S&P, TOPIX, and AllianceBernstein.

Commitment to Fundamental Research

Industry Analysts

Total 209

[CHART]

As of March 31, 2006

Creating a Knowledge-Based Advantage

Research Units

China

•                  Property/Construction

•                  Steel

•                  Disruptive Companies

Research Units

China

•                  Property/Construction

•                  Steel

•                  Disruptive Companies

Strategic Change

•                  Mobile Broadband

•                  Climate Change

•                  Hybrid Power

Research Units

China

•                  Property/Construction

•                  Steel

•                  Disruptive Companies

Strategic Change

•                  Mobile Broadband

•                  Climate Change

•                  Hybrid Power

Early-Stage Growth

•                  Pharmacogenomics

•                  Mobile Media

•                  High-Energy Batteries

•                  Alternative Energy

•                  Open Source Software

Quantitative Methods: Using Knowledge Better

Alpha Generation	Portfolio Optimization

Asset/Liability Modeling

Using Knowledge Better Through Quantitative Methods

Function	Application

• Predict Growth-Rate Change	Alpha Generation—Growth Stocks

Using Knowledge Better Through Quantitative Methods

Function	Application

• Predict Growth-Rate Change	Alpha Generation—Growth Stocks

• Predict Yield-Curve Shape and Sector Spreads	Alpha Generation—Fixed Income

Using Knowledge Better Through Quantitative Methods

Function	Application

• Predict Growth-Rate Change	Alpha Generation—Growth Stocks

• Predict Yield-Curve Shape and Sector Spreads	Alpha Generation—Fixed Income

• Predict Currency-Exchange Rate Change	Alpha Generation and Risk Management

Using Knowledge Better Through Quantitative Methods

Function	Application

• Predict Growth-Rate Change	Alpha Generation—Growth Stocks

• Predict Yield-Curve Shape and Sector Spreads	Alpha Generation—Fixed Income

• Predict Currency-Exchange Rate Change	Alpha Generation and Risk Management

• Optimize Risk/Return Dynamically	Target-Date Retirement Strategy

Using Knowledge Better Through Quantitative Methods

Function	Application

• Predict Growth-Rate Change	Alpha Generation—Growth Stocks

• Predict Yield-Curve Shape and Sector Spreads	Alpha Generation—Fixed Income

• Predict Currency-Exchange Rate Change	Alpha Generation and Risk Management

• Optimize Risk/Return Dynamically	Target-Date Retirement Strategy

• Neutralize Style Volatility	Alpha Generation with High Information Ratio

Style-Blend Services of Increasing Significance

$618 Billion
at Mar 31, 2006

[CHART]

*Excludes $4 billion of Blend Fixed Income AUM

Using Knowledge Better Through Quantitative Methods

Function	Application

• Predict Growth-Rate Change	Alpha Generation—Growth Stocks

• Predict Yield-Curve Shape and Sector Spreads	Alpha Generation—Fixed Income

• Predict Currency-Exchange Rate Change	Alpha Generation and Risk Management

• Optimize Risk/Return Dynamically	Target-Date Retirement Strategy

• Neutralize Style Volatility	Alpha Generation with High Information Ratio

• Separation of Alpha and Beta Sources	Customized Portfolio Construction

The DNA of AllianceBernstein

Research Excellence

Know More	Use Knowledge Better

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ALLIANCEBERNSTEIN